SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 26, 2005
Date of Report (Date of earliest event reported)

EDGAR Online, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26071	06-1447017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Washington Street, Norwalk, Connecticut		06854
(Address of principal executive offices)		(Zip Code)

(203) 852-5666
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

This Form 8-K has been furnished by EDGAR Online, Inc. (the “Company”) solely for the purpose of participation in the SEC’s voluntary XBRL Pilot Project, and incorporates by reference our Form 8-K filed August 2, 2005 and our Form 10-Q filed August 15, 2005, which presented the Company’s financial results for the quarter ended June 30, 2005. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL-Related Document is unaudited.

Item 9.01  Financial Statements and Exhibits

Exhibit 100.INS	XBRL Instance Document
(File name: edgr_20050630.xml)

Exhibit 100.SCH	XBRL Taxonomy Extension Schema Document
(File name: edgr-20050228.xsd)

Exhibit 100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
(File name: edgr-20050228_pre.xml)

Exhibit 100.LAB	XBRL Taxonomy Extension Label Linkbase Document
(File name: edgr-20050228_lab.xml)

Exhibit 100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
(File Name: edgr-20050228_cal.xml)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2005	EDGAR ONLINE, INC.

/s/ Susan Strausberg

Susan Strausberg Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 100.INS	XBRL Instance Document
(File name: edgr_20050630.xml)

Exhibit 100.SCH	XBRL Taxonomy Extension Schema Document
(File name: edgr-20050228.xsd)

Exhibit 100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
(File name: edgr-20050228_pre.xml)

Exhibit 100.LAB	XBRL Taxonomy Extension Label Linkbase Document
(File name: edgr-20050228_lab.xml)

Exhibit 100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
(File Name: edgr-20050228_cal.xml)